UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 27, 2014

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

Appointment of Chief Financial Officer

On October 27, 2014, the board of directors of School Specialty, Inc. (the “Company”) appointed Ryan Bohr as the Company’s Executive Vice President and Chief Financial Officer effective immediately.

Prior to joining the Company, Mr. Bohr, 40, served as Chief Executive Officer of Fresh Matters LLC, an early stage specialty beverage company, from January 2014 to October 2014 after serving as operations advisor to the Company during 2013.   Prior to that, Mr. Bohr was a Partner at Hilco Equity Partners, a private equity firm focused on special situations, where he worked from March 2003 to December 2012.  While with Hilco Equity, Mr. Bohr played a key role in all aspects of the Fund’s activities, including fundraising, day-to-day operations for certain portfolio companies and execution of the firm’s investment strategy across the consumer and industrial industries.  In addition, Mr. Bohr has previously held other senior operating and financial positions and worked in private equity, investment banking and public accounting for several years.  Mr. Bohr holds a BBA degree in accounting from the University of Notre Dame and earned the CPA designation in 1996.

There are no family relationships between Mr. Bohr and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with the foregoing, the Company entered into an employment agreement (the “Employment Agreement”) with Mr. Bohr on October 27, 2014, which provides that Mr. Bohr will serve as Executive Vice President and Chief Financial Officer of the Company.  The terms of Mr. Bohr’s employment under the Employment Agreement include:

●

An annual base salary of $330,000;

●

Eligibility for participation in the Company’s annual incentive bonus plans offered by the Company to its senior executives from time to time.  Mr. Bohr will commence participation in the bonus plan for fiscal year 2015, and his annual target cash bonus opportunity shall be equal to 60% of his base salary, subject to annual review by the Board or compensation committee;

●

Rights and obligations of the Company and Mr. Bohr upon a voluntary or involuntary termination of Mr. Bohr’s employment, as specified in the Employment Agreement; and

●

Obligations of Mr. Bohr to comply with confidentiality, non-competition and non-solicitation restrictions during the term of his employment and for a specified period of time thereafter.

The Employment Agreement provides for the grant of an option (the “Option”) under the 2014 Incentive Plan of the Company (the “Plan”) to purchase 11,500 shares of the Company’s common stock at an exercise price equal to $130 per share.  The Option will vest as to one-half of the Option shares on the second anniversary of the date of grant, and as to one-fourth on each of the third and fourth anniversaries of the date of grant.

The foregoing descriptions of the Employment Agreement and the Option do not purport to be complete and are qualified in their entirety by reference to the Employment Agreement and the Option, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Appointment of Chief Accounting Officer

On October 27, 2014, the board of directors of the Company appointed Kevin Baehler, the Company’s Senior Vice President, Corporate Controller, to serve as Chief Accounting Officer of the Company.  In connection with Mr. Bohr’s appointment as the Company’s Chief Financial Officer, Mr. Baehler will be stepping down as the Company’s Interim Chief Financial Officer.

Mr. Baehler, age 50, joined the Company in 2004 as Corporate Controller, and was promoted to Vice President, Corporate Controller in 2007. From June 2007 to April 2008, he served as interim Chief Financial Officer.  In April 2008, after stepping down as interim CFO, he was appointed to the position of Senior Vice President, Corporate Controller.  From January 1, 2014 to October 27, 2014, he served as interim Chief Financial Officer.  Since joining the Company, he has been responsible for all aspects of the Company’s financial reporting process. Prior to joining the Company, Mr. Baehler spent six years with GE Healthcare, a division of General Electric Company in various financial positions, most recently as Assistant Global Controller. Mr. Baehler obtained his undergraduate degree in accounting from the University of Wisconsin – Whitewater and he is a Certified Public Accountant.

In connection with his service as interim Chief Financial Officer, Mr. Baehler’s annual base salary will be changed to $250,000.  The amount of Mr. Baehler’s potential payout under the Management Incentive Plan for fiscal 2015 will be calculated on a pro rata basis based on the change in his base salary and the change in his annual target cash bonus opportunity under the Management Incentive Plan to 50% from 60% of his base salary.

There are no family relationships between Mr. Baehler and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Management Incentive Plan

The board of directors has approved a Management Incentive Plan for fiscal 2015 (the “Plan”), which provides an annual cash incentive to participants based on operating EBITDA for fiscal 2015.  Each of the company’s executive officers is a participant in the Plan.  Potential payouts under the Plan are equal to a percentage of each participant’s base salary based on achievement of threshold, target and maximum operating EBITDA goals established by the board of directors.

Payouts under the Plan will be approved by the board of directors and made within 90 days following the conclusion of fiscal 2015, if the board of directors determines that operating EBITDA for fiscal 2015 was at or above the threshold operating EBITDA goal.  No payouts will be made under the Plan for performance below the threshold operating EBITDA goal and no incremental payouts will be made under the Plan for performance exceeding the maximum operating EBITDA goal.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit 10.3 and incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement between School Specialty, Inc. and Ryan Bohr, dated as of October 27, 2014.

10.2	Stock Option Agreement by and between School Specialty, Inc. and Ryan Bohr, dated as of October 27, 2014.

10.3	Management Incentive Plan for Fiscal 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: October 31, 2014	By: /s/ Kevin Baehler
Kevin Baehler, Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between School Specialty, Inc. and Ryan Bohr, dated as of October 27, 2014.

10.2	Stock Option Agreement by and between School Specialty, Inc. and Ryan Bohr, dated as of October 27, 2014.

10.3	Management Incentive Plan for Fiscal 2015